                                                                   Exhibit 10.14



The attached form of employment agreement between TNPC, Inc. and the executive officers of TNPC has been executed by each of the following individuals:

H. Eugene Lockhart
William I Jacobs
James P. Badum
Marc E. Manly
A.S.A. Wyatt
John Henderson
David A. Eichinger
Kathryn A. Johnson

Also attached to the form of employment agreement as Exhibit A thereto are the specific details of the employment arrangement of each of the individuals listed above.

                     EXECUTIVE OFFICER EMPLOYMENT AGREEMENT

         This Agreement, including the attached "Exhibit A," is entered into between TNPC, Inc., a Delaware corporation ("TNPC"), on its behalf and on behalf of its subsidiaries, and _____________ ("Employee"), to be effective as of _____________, 2000 (the "Effective Date"). TNPC and Employee agree as follows:

ARTICLE 1:  EMPLOYMENT, COMPENSATION AND BENEFITS

         1.1 TERM AND POSITION. TNPC agrees to employ Employee, and Employee agrees to be employed by TNPC, in the position, at the location, and for the term described on Exhibit A, as that term may be extended under Section 1.4 hereof (hereinafter "Term"). Employee agrees to discharge to the best of his or her ability the duties of this position, and to serve in such other capacity and perform such other duties consistent with the identified position as TNPC may direct. Employee agrees to devote Employee's entire working time to this position and not to engage in any other business interest or activities except with written consent of the TNPC Board of Directors, or to such person or committee as they may delegate.

         1.2 COMPENSATION. Employee shall be paid as set forth on Exhibit A. Employee's Monthly Base Salary shall be paid in semi-monthly installments, subject to withholding of all federal, state, city, or other taxes or withholdings as may be required by law.

          1.3 BENEFITS. Employee shall be allowed to participate, on the same basis generally as other employees employed in the same or similar positions, in all general employee benefit plans and programs that TNPC has made available to other similarly-situated employees. Nothing in this Agreement is to be construed to provide greater rights, participation, coverage, or benefits than provided to similarly-situated employees pursuant to the terms of such benefit plans and programs. TNPC is not obligated to institute, maintain, or refrain from changing, amending, or discontinuing any such benefit program or plan, so long as such actions are similarly applicable to covered employees generally. Copies of any applicable benefit plans will be made available to Employee upon request.

          1.4 EXTENSION OF TERM. TNPC may extend the Term of this Agreement specified in Exhibit A for a period of one year upon written notice to the Employee that the Term has been extended and upon written acceptance by Employee to such effect. Such notice shall occur on or before six months prior to the end of the Term, and, with respect to any previous extensions, on or before six months prior to the conclusion of such extension.

ARTICLE 2:  TERMINATION OF EMPLOYMENT

         2.1 TERMINATION BY TNPC. TNPC may terminate Employee's employment before the Term expires for the following reasons:

                  a. CAUSE. TNPC may discharge Employee for cause and terminate this Agreement without any further liability hereunder to Employee or his or her estate, other than the obligation to pay the Employee's Monthly Base Salary accrued to the date of termination. A discharge for cause will include a discharge following a determination by TNPC that Employee:

                            1. has materially failed to perform the duties
                  assigned to Employee under this Agreement, or has abandoned those assigned duties, and has not remedied the situation within 15 days after receipt of written notice from TNPC specifying the failure or abandonment;

                           2. has failed to abide by TNPC's policies, rules,
                  procedures or directives and has not remedied the situation within 15 days after receipt of written notice from TNPC specifying the failures;

                           3. has acted with gross negligence or with willful
                  misconduct in his or her conduct which resulted or could have resulted in harm to TNPC's standing among stockholders, customers, suppliers, employees or other business relationships;

                           4. has been found guilty by, or has entered a plea of
                  NOLO CONTENDERE with, a court of law with respect to fraud, dishonesty and/or a felony crime; or

                           5. has engaged in other misconduct, including but not
                  limited to, breach of fiduciary duty, theft, fraud, dishonesty, embezzlement, violation of securities laws, violation of employment-related laws (including but not limited to laws prohibiting discrimination of employment), or falsification of employment applications or other business records.

                  b. INVOLUNTARY TERMINATION. TNPC may involuntarily terminate Employee's employment, including a termination without cause. Upon an Involuntary Termination before the Term expires, Employee is entitled to receive the then-current Monthly Base Salary and Annual Target Bonus (for each year or portion of a year on a pro rata basis) for the remaining Term set forth in Exhibit A as if Employee's employment had continued for the full Term of this Agreement; provided, however, that once the final year of the initial Term specified in Exhibit A is reached, and with respect to any extension of that Term as may occur under Section 1.4, Employee shall, notwithstanding any then-extended Term, be entitled to receive a maximum of twelve months of Employee's Monthly Base Salary and the Annual Target Bonus for one year (determined at the then-current levels), and further provided that if Employee subsequently accepts employment with a competitor of TNPC, or with a firm or enterprise considering becoming a competitor of TNPC, no further payments of salary or bonus amounts (including, without limitation, any Monthly Base Salary or Annual Target Bonus) are required as of the first day of such employment by Employee. Employee will also be entitled to the value of all vacation days accrued as of the date of his or her Involuntary Termination; all other benefits, other than benefits to which Employee is entitled under the terms of applicable benefit, stock, or other such plans, shall cease.

                  c. DEATH/DISABILITY. Termination of employment shall occur upon Employee's (i) death, or (ii) becoming incapacitated or disabled so as to entitle Employee to benefits under TNPC's long-term disability plan (which entitlement, for purposes of this Agreement, shall be determined by TNPC), or (iii) becoming permanently and totally unable to perform Employee's duties, even with reasonable accommodation as a result of any physical or mental impairment, which determination is supported by a written opinion by a physician selected by TNPC. Upon termination of employment under this subsection, Employee or Employee's heirs or beneficiaries shall be entitled only to Employee's pro rata Monthly Base Salary through the date of such termination, the pro rata portion of Employee's Annual Target Bonus opportunity applicable to the year in which death or disability occurred, and the value of all accrued vacation days as of the date of death or disability; all future compensation and benefits, other than benefits to which Employee is entitled under the terms of applicable benefit, stock, or other such plans, shall cease.

         2.2 EFFECT OF A CHANGE OF CONTROL. In the event of a Change of Control as defined in Section 2.3 of the TNPC 2000 Stock Plan in effect as of the Effective Date, and as qualified by Article 9 thereof with respect to the period prior to a "Trigger Event" as defined therein, Employee shall have one year from the consummation of a Change of Control to determine whether to terminate his or her employment on account of the Change of Control by providing written notice to TNPC to such effect within such one year period. In the event Employee so elects to terminate his or her employment, and unless Employee enters into a new employment agreement with TNPC or the entity existing subsequent to the Change of Control, Employee is entitled to receive the then-current Monthly Base Salary and Annual Target Bonus (for each year or portion of a year on a pro rata basis) for the remaining Term set forth in Exhibit A as if Employee's employment had continued for the full Term of this Agreement; provided, however, that once the final year of the initial Term specified in Exhibit A is reached, and with respect to any extensions of that Term as may occur under Section 1.4, Employee shall, notwithstanding any then-extended Term, be entitled to receive a maximum of twelve months of Employee's Monthly Base Salary and the Annual Target Bonus for one year (determined at the then-current levels). With such election to terminate his or her employment, Employee shall also be entitled to the value of all vacation days accrued as of the date of Termination by Change of Control; all other benefits, other than benefits to which Employee is entitled under the terms of applicable benefit, stock, or other such plans, shall cease.

         2.3 TERMINATION BY EMPLOYEE. Employee may terminate the employment relationship before the Term expires for the following reasons:

                  a. BREACH BY TNPC. A material breach by TNPC of any material provision of this Agreement which remains uncorrected for 30 days following Employee's written notice to TNPC of such breach. Upon such a termination, Employee shall be entitled to receive the Monthly Base Salary and Annual Target Bonus (for each year or portion of a year on a pro rata basis) for the remaining Term set forth in Exhibit A as if Employee's employment had continued for the full Term of this Agreement; provided, however, that once the final year of the initial Term specified in Exhibit A is reached, and with respect to any extensions of that Term as may occur under Section 1.4, Employee shall, notwithstanding any then-extended Term, be entitled to receive a maximum of twelve months of Employee's Monthly Base Salary and the Annual Target Bonus for one year (determined at the then-current levels), and further provided that if Employee accepts employment with a competitor of TNPC, or with a firm or enterprise considering becoming a competitor of TNPC, no further payments of salary or bonus amounts (including, without limitation, any Monthly Base Salary or Annual Target Bonus) are required as of the first day of such employment by Employee. Employee will also be entitled to the value of all vacation days accrued as of the date of his or her termination; all other benefits, other than benefits to which Employee is entitled under the terms of applicable benefit, stock, or other such plans, shall cease.

                  b. VOLUNTARY TERMINATION. Employee's resignation, for any other reason whatsoever, in Employee's sole discretion. Upon a Voluntary Termination before the Term expires, all of Employee's future compensation and benefits, other than benefits to which Employee is entitled under the terms of applicable benefit, stock, or other such plans, shall cease as of the date of termination, and Employee shall be entitled only to payment of the pro rata Monthly Base Salary and the value of accrued vacation days through the date of such termination.

         2.4 PAYMENTS; OFFSET. Upon termination of Employee's employment, any and all salary, bonus, or other payments due Employee under this Agreement, unless otherwise agreed to by TNPC, shall be paid to Employee (or Employee's estate or legal representative, as the case may be) at the times and in the amounts as would have been paid to Employee had Employee's employment continued, and such amounts shall not be paid in a lump sum. In all cases where TNPC pays additional salary or bonus, those amounts shall be offset by any amounts to which Employee otherwise may be entitled under any severance plans, voluntary payments, and related policies of TNPC. Similarly, any amount owed to Employee shall be offset by any amounts (including the value of TNPC property that Employee may retain) that Employee owes to TNPC.

         2.5 CERTAIN OBLIGATIONS CONTINUE. Neither termination of employment nor expiration of the Term terminates the continuing obligations of this Agreement, including obligations under Articles 3, 4.1, and 4.4.

         2.6 EMPLOYMENT BEYOND TERM. Should Employee remain employed by TNPC after the Term expires, such employment shall convert to an employment-at-will relationship, terminable at any time by either TNPC or Employee for any reason whatsoever, with or without cause, and with or without prior notice, and no additional payments other than those for earned salary and accrued vacation will be owed by TNPC.

ARTICLE 3: CONFIDENTIAL INFORMATION; POST-EMPLOYMENT OBLIGATIONS

         3.1 THIS AGREEMENT. The terms of this Agreement constitute Confidential Information, and Employee shall not disclose these terms to anyone other than Employee's spouse, attorneys, tax advisors, or as required by law. Disclosure of these terms by Employee is a material breach of this Agreement and could subject Employee to disciplinary action, including termination for cause.

         3.2 PROPERTY OF TNPC. All written or electronic materials, records, data, and other documents prepared or possessed by Employee during and in the course of Employee's employment by TNPC are the property of TNPC. All information, ideas, concepts, improvements, discoveries, and inventions that are conceived, made, developed, or acquired by Employee individually or in conjunction with others during Employee's employment (whether during business hours and whether on TNPC premises or otherwise) which relate to the business, products, or services of TNPC are the sole and exclusive property of TNPC. All memoranda, notes, records, files, correspondence, drawings, manuals, models, specifications, computer programs, maps, and all other documents, data, or materials of any type embodying such information, ideas, concepts, improvements, discoveries, and inventions are the property of TNPC. At the termination of Employee's employment with TNPC for any reason, Employee shall return all of TNPC's documents, data, or other TNPC property to TNPC and shall not retain any copies thereof.

         3.3 CONFIDENTIAL INFORMATION. Employee acknowledges that the business of TNPC is subject to competition and that TNPC will provide Employee with access to Confidential Information and specialized training relating to the business of TNPC. "Confidential Information" means and includes confidential and/or proprietary information and/or trade secrets that have been developed or used and/or will be developed and that cannot be obtained readily by third parties from outside sources. Confidential Information includes, by way of example and without limitation, the following: information regarding customers, employees, contractors, and the industry not generally known to the public; strategies, methods, books, records, and documents; technical information concerning products, equipment, services, and processes; procurement procedures and pricing techniques; the names of and other information concerning customers, investors, and business affiliates (such as contact name, service provided, pricing for that customer, type and amount of services used, credit and financial data, and/or other information relating to TNPC's relationship with that customer); pricing strategies and price curves; positions; plans and strategies for expansion or acquisitions; budgets; customer lists; research; weather data; financial and sales data; trading methodologies and terms; evaluations, opinions, and interpretations of information and data; marketing and merchandising techniques; prospective customers' names and marks; grids and maps; electronic databases; models; specifications; computer programs; internal business records; contracts benefiting or obligating TNPC; bids or proposals submitted to any third party; technologies and methods; training methods and training processes; organizational structure; personnel information, including salaries of personnel; payment amounts or rates paid to consultants or other service providers; and other such confidential or proprietary information. Employee may also have access to, or knowledge of, confidential information of third parties, including but not limited to actual and potential customers, suppliers, partners, joint venturers, investors, and financing sources, which shall likewise be considered Confidential Information.

         3.4 NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. Employee agrees that Employee will not, at any time during or after Employee's employment with TNPC, make any unauthorized disclosure of any Confidential Information or specialized training of TNPC, or make any use thereof, except in the carrying out of his or her employment responsibilities hereunder. Employee also agrees to preserve and protect the confidentiality of third party Confidential Information to the same extent, and on the same basis, as TNPC's Confidential Information. Employee acknowledges that this Confidential Information constitutes a valuable, special, and unique asset used by TNPC in its businesses to obtain a competitive advantage. Employee further acknowledges that protection of such Confidential Information against unauthorized disclosure and use is of critical importance in maintaining the competitive position of TNPC.

         3.5 NON-COMPETITION OBLIGATIONS. Employee agrees that during the Period of Post-Employment Non-Competition Obligations defined in Exhibit A, Employee will not, directly or indirectly, for Employee or for others, in the Geographic Region of Responsibility described on Exhibit A (or, if Employee's Geographic Region of Responsibility has changed, in any and all additional geographic regions in which Employee has worked during the 12-month period immediately preceding Employee's termination of Employment):

                  a. engage in the business of buying, selling, trading, structuring, or executing transactions in commodities, assets, or products in which TNPC is doing business, has plans to engage in business, or has engaged in business in the preceding 12-month period, including, but not limited to, the provision of energy commodities to residential or small business customers, or the development of systems, information technology, accounting, or risk management with respect to the provision of energy commodities or other services or products that TNPC is offering or has plans to offer;

                  b. engage in other types of business performed by TNPC, including the acquiring or disposing of assets or equity investments or providing or raising capital, through loans, equity, joint ventures, partnerships, working interests, production payments, or similar arrangements into products, commodities, futures, derivatives, or other items in which TNPC currently is engaging in business, has plans to engage in business, or has engaged in business in the preceding 12-month period without the written consent of the TNPC Board of Directors, or to such person or committees as they may delegate;

                  c. perform any job, task, function, skill, or responsibility that Employee has provided for TNPC in the preceding 12-month period for any actual competitor or organization or firm that is considering becoming a competitor to TNPC; or

                  d. render advice or services to, or otherwise assist, any other person, association or entity in the business of "a," "b," or "c" above.

         Employee understands that the foregoing restrictions may limit his or her ability to engage in certain businesses in the geographic region and during the period provided for above, but acknowledges that these restrictions are necessary to protect the Confidential Information obtained by Employee.

         3.6 NON-SOLICITATION OF CUSTOMERS. For the Period of Non-Solicitation of Customers described on Exhibit A, Employee will not call on, service, or solicit competing business from customers of TNPC, as to whom that Employee, within the previous twenty-four (24) months, (i) had or made contact, or (ii) had access to Confidential Information.

         3.7 NON-SOLICITATION OF EMPLOYEES. During Employee's employment, and for a period of twelve (12) months following the termination of employment for any reason, Employee will not, either directly or indirectly, call on, solicit, or induce any other employee or officer of TNPC to leave the employ of TNPC, and will not assist any other person or entity in such a solicitation.

         3.8 WARRANTY AND INDEMNIFICATION. Employee warrants that Employee is not a party to any restrictive agreement limiting Employee's activities in his or her employment by TNPC. Employee further warrants that at the time of the signing of this Agreement, Employee knows of no written or oral contract or of any other impediment that would inhibit or prohibit employment with TNPC, and that Employee will not knowingly use any trade secret, confidential information, or other intellectual property right of any other party in the performance of Employee's duties hereunder. Employee shall hold TNPC harmless from any and all suits and claims arising out of any breach of such restrictive agreement or contracts.

ARTICLE 4:  MISCELLANEOUS

         4.1 STATEMENTS ABOUT TNPC. Employee shall refrain, both during and after Employee's employment, from publishing or providing any oral or written statements about TNPC, or any of such entities' officers, directors, employees, agents, or representatives that are disparaging, slanderous, libelous, or defamatory; or that disclose private or confidential information about their business affairs; or that constitute an intrusion into their private lives; or that give rise to unreasonable publicity about their private lives; or that place them in a false light before the public; or that constitute a misappropriation of their name or likeness.

         4.2 NOTICES. Notices and all other communications shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States registered or certified mail. Notices to TNPC shall be sent to TNPC, Inc., 10 Glenville St., Greenwich, Connecticut 06831, Attention:
CEO, with a copy to at the same address, Attention: General Counsel. Notices and communications to Employee shall be sent to the address Employee most recently provided to TNPC.

         4.3 NO WAIVER. No failure by either party at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of any provisions or conditions of this Agreement.

         4.4 ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, the breach thereof, Employee's employment with TNPC, or the termination thereof, except for injunctive relief which may be obtained to enforce the provisions of Article 3 of this Agreement, shall be resolved by binding arbitration, commenced by the delivery of a notice of demand for arbitration sufficient to explain the claim made and the remedy requested.

                  a. NOTICE OF A DEMAND FOR ARBITRATION; SELECTION OF ARBITRATOR. The notice of any demand for arbitration shall be sent to the opposing party as specified under Article 4.2, with a copy also delivered to JAMS/Endispute, located at 45 Broadway St., 28th Floor, New York, NY 10006. The arbitration shall be conducted by a single arbitrator mutually agreed to by the parties to this Agreement from a panel submitted by JAMS/Endispute, or otherwise. If the parties do not reach agreement as to an arbitrator within 30 days of the notice of arbitration, JAMS/Endispute shall appoint an arbitrator.

                  b. DISCOVERY AND SCHEDULING. The arbitration proceeding shall be governed by the procedures specified by JAMS/Endispute to the extent they do not conflict with this

         Agreement. Within 30 days of the notice of a demand for arbitration, both parties shall exchange with one another documents in their respective possession that are relevant to the dispute. There shall be no interrogatories or depositions taken in preparation for the arbitration; provided, however, that the arbitrator may permit limited deposition discovery in extraordinary circumstances and if necessary to avoid manifest injustice. The grieving party shall file a written statement explaining his, her, or in the case of TNPC, its claim, including relevant documentation, within 45 days of the notice for arbitration; the opposing party shall respond within 30 days thereafter; and the grieving party may reply within 15 days of the response. The arbitrator shall use best efforts to resolve the dispute within 30 days of the submission of these written materials, and shall render an award, together with a short explanation of the basis for that award. The parties do not contemplate that live testimony or hearing would be required for resolving any dispute, but the arbitrator may require limited hearings if he or she believes it would be necessary to a fair resolution of the dispute and the hearings can be conducted within the schedule specified herein.

                  c. AUTHORITY OF THE ARBITRATOR. The arbitrator shall not have the power to add or to ignore any of the terms and conditions of this Agreement. His or her decision shall not go beyond what is necessary for the interpretation and application of this Agreement and the obligations of the parties under this Agreement. The parties shall share the fees of the arbitrator equally and each party will bear its own costs. If the arbitrator awards a monetary amount to either party in excess of $1 million, the party against whom the award was made may seek judicial resolution of the dispute under a DE novo standard before any court with appropriate jurisdiction over the matter.

                  d. NO PUNITIVE DAMAGES. Neither party is entitled to punitive damages, whether in arbitration or in a proceeding before a court with appropriate jurisdiction and authority to consider claims under this Agreement.

         4.5 CHOICE OF LAW. This Agreement shall be governed by the law of the State of Delaware, without giving effect to principles of conflicts of laws.

         4.6 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of TNPC and any other person, association, or entity that may acquire or succeed to all or substantially all of the business or assets of TNPC. TNPC may assign this Agreement to any affiliate or other entity. Employee's rights and obligations under this Agreement are personal, and they shall not be assigned or transferred without the prior written consent of TNPC's CEO or General Counsel.

         4.7 OTHER AGREEMENTS. This Agreement replaces and merges other previous agreements, including those Employee may have had with Enron Corp. or any of its affiliates or subsidiaries, and discussions pertaining to the nature of, term, and termination of Employee's employment relationship with TNPC, and this Agreement constitutes the entire agreement of the parties with respect to such subject matters. No representation, inducement, promise, or agreement has been made by either party with respect to such subject matters, and no agreement, statement, or promise relating to the employment of Employee by TNPC that is not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing and signed by Employee and TNPC's CEO, General Counsel, or Chairman of the Board of Directors.

         4.8 REFERENCES TO THE CEO OR GENERAL COUNSEL. In the case of the Chief Executive Officer and the General Counsel of TNPC, to the extent that their respective employment agreements refer to notices to or approvals by the CEO or the General Counsel, then as to the CEO, notice or approval shall be to or by the Board of Directors, and as to the General Counsel, notice or approval shall be to or by the CEO.

         4.9 INVALIDITY. Should any provision(s) in this Agreement be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall be unaffected and shall continue in full force and effect, and the invalid, void or unenforceable provision(s) shall be deemed not to be part of this Agreement.

         IN WITNESS WHEREOF, TNPC and Employee have executed this Agreement to be effective on the first date of the Term.

TNPC, INC.                                  EMPLOYEE


By:
         ------------------------           ---------------------------------
         Name:                              This ____ day of ___________, 2000
               ------------------
         Title:
               ------------------
         This ___ day of _______, 2000

                                 "EXHIBIT A" TO
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                           TNPC AND H. EUGENE LOCKHART



Term:                               Four (4) years


Position:                           President and Chief Executive Officer of
                                    TNPC, Inc.


Reporting Relationship:             Reporting to the Board of Directors


Location:                           Greenwich, Connecticut or within 20 miles of
                                    current location


Annual and Monthly Base Salary:     $700,000 annually; $58,333.33 monthly


Annual Target Bonus Opportunity:    150% of Annual Base Salary for calendar
                                    years 2000 through 2003. Target bonus
                                    payments are determined at the discretion
                                    of the Board, based on Employee performance
                                    and the overall performance of TNPC for that
                                    year. Such bonus payments will be payable in
                                    the first quarter of the subsequent year.


Stock Option Grants:                The Stock Options identified in the S-1
                                    Registration Statement (First Amendment),
                                    will be granted under a Stock Option
                                    Agreement pursuant to and governed by the
                                    TNPC 2000 Stock Plan.


Other Financial Consideration:      Company shall pay Employee other
                                    consideration in the amount of $780,000 on
                                    or about February 17, 2000. If the employee
                                    terminates his employment within one (1)
                                    year of signing this Agreement, Employee
                                    must repay the above payment in full to
                                    Company. The foregoing obligation of
                                    Employee shall be secured by a pledge of any
                                    and all shares of Common Stock (as hereafter
                                    defined) issued to employee.

                                    Company will provide to Employee, at no cost to Employee, a split dollar whole life insurance policy with a cash balance at inception in the amount of $4,000,000.00.




                                    The Restricted Stock identified in the S-1
                                    Registration Statement (First Amendment) will be granted under a


                                    Restricted Stock Agreement pursuant to and governed by the TNPC Inc., 2000 Stock Plan.



Period of Post-Employment
Non-Competition Obligations
and Period of Non-Solicitation of
Customers:                          Employee's obligations in section 3.5,
                                    Non-Competition Obligations, and section
                                    3.6, Non-Solicitation of Customers, shall
                                    survive the termination of employment and
                                    extend twelve months after Employee's
                                    termination of employment, except that this
                                    period shall be reduced to six months in the
                                    event of an involuntary termination or a
                                    termination on account of material breach by
                                    TNPC.


Geographic Region of                All fifty states in the United States, as
Responsibility:                     well as the District of Columbia.




This Agreement supercedes the Employment Agreement dated January 24, 2000 between EMW Energy Services Corp. and H. Eugene Lockhart.



TNPC, INC.                                      H. EUGENE LOCKHART


By:        /s/ LOU L. PAI                             /s/ H. E. LOCKART
     -------------------------                  --------------------------------
     Name:  Lou L. Pai                          This 14th day of September, 2000
            ------------------
     Title: Non-Executive Chairman
            ----------------------
     This 13th day of September, 2000

                                 "EXHIBIT A" TO
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                           TNPC AND WILLIAM I. JACOBS



Term:                               Four (4) years


Position:                           Managing Director, Chief Financial Officer


Reporting Relationship:             Reporting to H. Eugene Lockhart, President
                                    and CEO


Location:                           Greenwich, Connecticut or within 20 miles of
                                    current location


Annual and Monthly Base Salary:     $600,000 annually; $50,000 monthly


Annual Target Bonus Opportunity:    100% of Annual Base Salary.
                                    Target bonus payments are determined at the
                                    recommendation of the CEO and as reviewed
                                    and approved by the Compensation Committee,
                                    based on Employee performance and the
                                    overall performance of TNPC for that year.
                                    Such bonus payments will be payable in the
                                    first quarter of the subsequent year.


Stock Option Grants:                The Stock Options identified in the S-1
                                    Registration Statement (First Amendment),
                                    will be granted under a Stock Option
                                    Agreement pursuant to and governed by the
                                    TNPC 2000 Stock Plan.




Other Financial Consideration:      "Make whole" arrangement: $6,700,000,
                                    subject to the accumulation of interest or
                                    other earnings, which begins at employee's
                                    start of employment, and with reasonable
                                    efforts to minimize income and other taxes
                                    that might otherwise be applicable, will be
                                    placed in a deferred compensation plan that
                                    is being prepared. Subject to tax
                                    considerations and changes upon the mutual
                                    agreement of the parties, these amounts will
                                    vest in equal amounts (1/5) as follows: 20%
                                    at start date of employment; 20% on December
                                    31st of 2000, 2001, 2002 and 2003.

                                    The restricted stock identified in the S-1
                                    Registration statement (First Amendment) will be granted under a Restricted Stock
                                    Agreement pursuant to and governed by the TNPC Inc., 2000 Stock Plan.


Period of Post-Employment
Non-Competition Obligations
and Period of Non-Solicitation of
Customers:                          Employee's obligations in section 3.5,
                                    Non-Competition Obligations, and section
                                    3.6, Non-Solicitation of Customers, shall
                                    survive the termination of employment and
                                    extend twelve months after Employee's
                                    termination of employment, except that this
                                    period shall be reduced to six months in the
                                    event of an involuntary termination or a
                                    termination on account of material breach by
                                    TNPC.




Geographic Region of                All fifty states in the United States, as
Responsibility:                     well as the District of Columbia.




TNPC, INC.                                      WILLIAM I. JACOBS


By:      /s/ H. E. LOCKART                            /s/ WILLIAM I JACOBS
   ---------------------------------            --------------------------------
         Name:  H. Eugene Lockhart              This 12th day of September, 2000
                -------------------
         Title: CEO
                -------------------
         This 11th day of September, 2000

                                 "EXHIBIT A" TO
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                              TNPC AND JAMES BADUM


Term:                               Four (4) years

Position:                           Managing Director, Chief Marketing Officer

Reporting Relationship:             Reporting to H. Eugene Lockhart, President
                                    and CEO

Location:                           Greenwich, Connecticut or within 20 miles of
                                    current location

Annual and Monthly Base Salary:     Annual Base Salary of $257,000 ($21,417.67
                                    monthly); increased to $360,000 ($30,000 monthly) upon relocation to the Greenwich, Connecticut area.

Annual Target Bonus Opportunity:    100% of Average Base Salary. Target bonus
                                    payments are determined at the
                                    recommendation of the CEO and as reviewed and approved by the Compensation Committee, based on Employee performance and the overall performance of TNPC for that year.
                                    Such bonus payments will be payable in the first quarter of the subsequent year.


Stock Option Grants:                The Stock Options identified in the S-1
                                    Registration Statement (First Amendment), will be granted under a Stock Option
                                    Agreement pursuant to and governed by the TNPC 2000 Stock Plan.


Other Financial Consideration:      Home purchase assistance loan in the amount
                                    of $638,000, with principal amount forgiven in equal increments over a five (5) year period, subject to the loan agreement.

Period of Post-Employment
Non-Competition Obligations
and Period of Non-Solicitation of
Customers:                          Employee's obligations in section 3.5,
                                    Non-Competition Obligations, and section
                                    3.6, Non-Solicitation of Customers, shall survive the termination of employment and extend twelve months after Employee's termination of employment, except that this period shall be reduced to six months in the event of an involuntary termination or a termination on account of material breach by TNPC.


Geographic Region of                All fifty states in the United States, as
Responsibility:                     well as the District of Columbia.





TNPC, INC.                                   JAMES BADUM

By:  /s/ H.E. Lockhart                               /s/ Jim Badum
   ----------------------------------        --------------------------------
     Name:  H. Eugene Lockhart               This 12th day of September, 2000
          -----------------------
     Title: CEO
           ----------------------
     This 11th day of September, 2000

                                 "EXHIBIT A" TO
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                               TNPC AND MARC MANLY


Term:                               Four (4) years

Position:                           Managing Director, Law and Government
                                    Affairs

Reporting Relationship:             Reporting to H. Eugene Lockhart, President
                                    and CEO

Location:                           Greenwich, Connecticut or within 20 miles
                                    of current location

Annual and Monthly Base Salary:     $350,000 annually; $29,166.66 monthly

Annual Target Bonus Opportunity:    100% of Annual Base Salary. Target bonus
                                    payments are determined at the
                                    recommendation of the CEO and as reviewed and approved by the Compensation Committee, based on Employee performance and the overall performance of TNPC for that year.
                                    Such bonus payments will be payable in the first quarter of the subsequent year.


Stock Option Grants:                The Stock Options identified in the S-1
                                    Registration Statement (First Amendment), will be granted under a Stock Option
                                    Agreement pursuant to and governed by the TNPC 2000 Stock Plan.


Other Financial Consideration:      "Make whole" arrangement: $5,000,000,
                                    subject to the accumulation of interest or other earnings, which begin at employee's start of employment, and with reasonable efforts to minimize income and other taxes that might be applicable, will be placed in a deferred compensation plan that is being prepared. Subject to tax considerations and changes upon the mutual agreement of the parties, these amounts will vest in equal annual installments (1/3) on December 31st of each of the following years: 2000, 2001 and 2002.

                                    Moving expense reimbursement for moving
                                    within two (2) years of start of employment under plan similar to the applicable Enron plan, but which reimburses all reasonable out-of-pocket expenses associated with the move, including moving costs, real estate sales commissions, and closing or other transaction costs in selling one home and buying another.



Period of Post-Employment
Non-Competition Obligations
and Period of Non-Solicitation of
Customers:                          Employee's obligations in section 3.5,
                                    Non-Competition Obligations, and section
                                    3.6, Non-Solicitation of Customers, shall survive the termination of employment and extend twelve months after Employee's termination of employment, except that this period shall be reduced to six months in the event of an involuntary termination or a termination on account of material breach by TNPC.



Geographic Region of                All fifty states in the United States, as
Responsibility:                     well as the District of Columbia.






TNPC, INC.                                   MARC MANLY

By:  /s/ H. E. Lockhart                            /s/ Marc E. Manly
   -----------------------------------       --------------------------------
     Name:    H. Eugene Lockhart             This 12th day of September, 2000
          ----------------------------
     Title:   CEO
           ---------------------------
     This 11th day of September, 2000

                                 "EXHIBIT A" TO
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                              TNPC AND A.S.A WYATT



Term:                               Four (4) years


Position:                           Managing Director, Operations and Technology


Reporting Relationship:             Reporting to H. Eugene Lockhart, President
                                    and CEO


Location:                           Greenwich, Connecticut


Annual and Monthly Base Salary:     $300,000 annually; $25,000 monthly


Annual Target Bonus Opportunity:    100% of Annual Base Salary. Target bonus
                                    payments are determined at the
                                    recommendation of the CEO and as reviewed
                                    and approved by the Compensation Committee,
                                    based on Employee performance and the
                                    overall performance of TNPC for that year.
                                    Such bonus payments will be payable in the
                                    first quarter of the subsequent year.




Stock Option Grants:                The Stock Options identified in the S-1
                                    Registration Statement (First Amendment),
                                    will be granted under a Stock Option
                                    Agreement pursuant to and governed by the
                                    TNPC 2000 Stock Plan.




Other Financial Consideration:      "Make whole" payment of $100,000 payable
                                    upon commencement of employment.




Period of Post-Employment
Non-Competition Obligations
and Period of Non-Solicitation of
Customers:                          Employee's obligations in section 3.5,
                                    Non-Competition Obligations, and section
                                    3.6, Non-Solicitation of Customers, shall
                                    survive the termination of employment and
                                    extend twelve months after Employee's
                                    termination of employment, except that this
                                    period shall be reduced to six months in the
                                    event of an involuntary termination or a
                                    termination on account of material breach by
                                    TNPC.


Geographic Region of                All fifty states in the United States, as
Responsibility:                     well as the District of Columbia.




TNPC, INC.                                      A.S.A WYATT


By:      /s/ H. E. LOCKHART                             /s/ A.S.A. WYATT
   --------------------------------------       --------------------------------
         Name:  H. Eugene Lockhart              This 12th day of September, 2000
                -------------------------
         Title: CEO
                -------------------------
         This 11th day of September, 2000

                                 "EXHIBIT A" TO
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                             TNPC AND JOHN HENDERSON



Term:                               Four (4) years


Position:                           Vice President, Risk Management


Reporting Relationship:             Reporting to H. Eugene Lockhart, President
                                    and CEO


Location:                           Houston, Texas


Annual and Monthly Base Salary:     $300,000 annually; $25,000 monthly


Stock Option Grants:                The Stock Options identified in the offer
                                    letter of April 13, 2000, will be granted
                                    under a Stock Option Agreement pursuant to
                                    and governed by the TNPC 2000 Stock Plan.




Period of Post-Employment
Non-Competition Obligations
and Period of Non-Solicitation of
Customers:                          Employee's obligations in section 3.5,
                                    Non-Competition Obligations, and section
                                    3.6, Non-Solicitation of Customers, shall
                                    survive the termination of employment and
                                    extend twelve months after Employee's
                                    termination of employment, except that this
                                    period shall be reduced to six months in the
                                    event of an involuntary termination or a
                                    termination on account of material breach by
                                    TNPC.




Geographic Region of                All fifty states in the United States, as
Responsibility:                     well as the District of Columbia.



TNPC, INC.                                      JOHN HENDERSON


By:      /s/ H. E. LOCKHART                            /s/ JOHN HENDERSON
   --------------------------------------       --------------------------------
         Name:  H. Eugene Lockhart              This 12th day of September, 2000
                -------------------------
         Title: CEO
                -------------------------
         This 11th day of September, 2000

                                 "EXHIBIT A" TO
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                            TNPC AND DAVID EICHINGER



Term:                               Four (4) years


Position:                           Vice President, Corporate Development


Reporting Relationship:             Reporting to H. Eugene Lockhart, President
                                    and CEO


Location:                           Greenwich, Connecticut or within 20 miles of
                                    current location


Annual and Monthly Base Salary:     Annual Base Salary of $160,000 ($13,333.33
                                    monthly); increased to $240,000 ($20,000
                                    monthly) upon relocation to the Greenwich,
                                    Connecticut area.


Annual Target Bonus Opportunity:    For the year 2000, a guaranteed target bonus
                                    of 80% of average Annual Base Salary in
                                    2000, prorated for the period of employment.
                                    Beginning in 2001, Annual Target Bonus
                                    opportunity will be 100% of Annual Base
                                    Salary. Target bonus payments are determined
                                    at the recommendation of the CEO and as
                                    reviewed and approved by the Compensation
                                    Committee, based on Employee performance and
                                    the overall performance of TNPC for that
                                    year. Such bonus payments will be payable in
                                    the first quarter of the subsequent year.




Stock Option Grants:                The Stock Options identified in the offer
                                    letter of April 13, 2000, will be granted
                                    under a Stock Option Agreement pursuant to
                                    and governed by the TNPC 2000 Stock Plan.




Other Financial Consideration:      Home purchase assistance loan in the amount
                                    of $590,000 with principal amount forgiven
                                    in equal increments over a five (5) year
                                    period, subject to the loan agreement. .




Period of Post-Employment
Non-Competition Obligations
and Period of Non-Solicitation of
Customers:                          Employee's obligations in section 3.5,
                                    Non-Competition Obligations, and section
                                    3.6, Non-Solicitation of Customers, shall
                                    survive the termination of employment and
                                    extend twelve months after Employee's
                                    termination of employment,


                                    except that this period shall be reduced to six months in the event of an involuntary termination or a termination on account of material breach by TNPC.




Geographic Region of                All fifty states in the United States, as
Responsibility:                     well as the District of Columbia.






TNPC, INC.                                     DAVID EICHINGER


By:      /s/ H. E. LOCKHART                           /s/ DAVID EICHINGER
   ---------------------------------           ---------------------------------
         Name:   H. Eugene Lockhart            This 12th day of September, 2000
                 -------------------
         Title:  CEO
                 -------------------
         This 11th day of September, 2000

                                 "EXHIBIT A" TO
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                           TNPC AND KATHRYN A. JOHNSON



Term:                               Four (4) years


Position:                           Vice President, Human Resources and
                                    Communications


Reporting Relationship:             Reporting to H. Eugene Lockhart, President
                                    and CEO


Location:                           Greenwich, Connecticut or within 20 miles of
                                    current location


Annual and Monthly Base Salary:     $240,000 annually; $20,000 monthly



Annual Target Bonus Opportunity:    80% of Annual Base Salary.
                                    Target bonus payments are determined at the
                                    recommendation of the CEO and as reviewed
                                    and approved by the Compensation Committee,
                                    based on Employee performance and the
                                    overall performance of TNPC for that year.
                                    Such bonus payments will be payable in the
                                    first quarter of the subsequent year.



Stock Option Grants:                The Stock Options identified in the offer
                                    letter of April 13, 2000, will be granted
                                    under a Stock Option Agreement pursuant to
                                    and governed by the TNPC 2000 Stock Plan.




Other Financial Consideration:      Home purchase assistance loan in the amount
                                    currently being determined under the
                                    employee loan agreements.




Period of Post-Employment
Non-Competition Obligations
and Period of Non-Solicitation of
Customers:                          Employee's obligations in section 3.5,
                                    Non-Competition Obligations, and section
                                    3.6, Non-Solicitation of Customers, shall
                                    survive the termination of employment and
                                    extend twelve months after Employee's
                                    termination of employment, except that this
                                    period shall be reduced to six months in the
                                    event of an involuntary termination or a
                                    termination on account of material breach by
                                    TNPC.


Geographic Region of                All fifty states in the United States, as
Responsibility:                     well as the District of Columbia.







TNPC, INC.                                     KATHRYN A. JOHNSON


By:      /s/ H. E. LOCKHART                          /s/ KATHRYN A. JOHNSON
   ---------------------------------           ---------------------------------
         Name:   H. Eugene Lockhart            This 12th day of September, 2000
                 -------------------
         Title:  CEO
                 -------------------
         This 11th day of September, 2000